                                 LOAN AGREEMENT


        This Loan Agreement (the "Agreement") is made this 28th day of June 2006, by and between MENDOCINO BREWING COMPANY, INC., a California corporation ("Borrower"), and GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Lender").

                                    RECITALS
                                    --------

        A. Borrower has applied to Lender for a loan in the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00) ("Loan") for the purpose of (i) refinancing Borrower's existing indebtedness secured by the Property (as hereinafter defined), and (ii) financing Borrower's working capital.

        B. Lender has agreed to make the Loan to Borrower for such purpose upon the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                    ---------
                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

1.1     DEFINITIONS -
        -------------

        For purposes of this Agreement, the following terms shall have the following meanings:

        The definitions set forth in the Recitals or elsewhere in this Agreement are incorporated herein by reference.

        "ADVANCE" shall mean any advance or disbursement of Loan Proceeds by Lender pursuant to this Agreement.

        "ADVANCE DATE" shall mean the date of each Advance.

        "AFFILIATE" shall mean any Person, directly or indirectly, related to, in control of, controlled by, or under the common control of, Borrower, or of a successor thereof, whether through merger, consolidation, transfer of assets or otherwise.

        "AGREEMENT" shall mean this Loan Agreement, either as originally executed or as it may from time to time be supplemented, extended, renewed, modified, or amended.

        "AGREEMENT TO FURNISH INSURANCE" shall mean the Agreement To Furnish Insurance duly executed by Borrower in form and content as required by Lender.

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        "ANTI-MONEY LAUNDERING LAWS" shall mean the USA Patriot Act of 2001, the
Bank Secrecy Act, as amended through the date hereof, Executive Order 1 3324--Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended through the date hereof, and other federal laws and regulations and executive orders administered by the United States Department of the Treasury, Office of Foreign Assets Control ("OFAC") which prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals (such individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanction and embargo programs), and such additional laws and programs administered by OFAC which prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on any of the OFAC lists.

        "APPRAISAL" shall mean an appraisal of the Property, or any portion thereof, performed and prepared for Lender at Borrower's sole expense by a duly licensed or certified appraiser designated by Lender and possessing all qualifications required by Lender and applicable Laws, setting forth the appraiser's opinion and determination of the fair market value of the Property; said Appraisal shall be prepared in full narrative form meeting all requirements and approaches to value as shall be necessary or appropriate in order to comply with all customary and generally accepted appraisal standards within the appraisal industry and in accordance with Lender's requirements, and to Lender's satisfaction and amount of the Loan to the appraised value of the Property does not exceed sixty six and 67/100 percent (66.67%).

        "APPROVED LEASE" shall mean a lease between Borrower and any tenant for all or any portion of the Property, which lease is substantially in a form pre-approved by Lender, the terms of which are satisfactory to Lender, and which tenant is satisfactory to Lender.

        "ASSETS" shall have the meaning usually given that term in accordance with GAAP, but shall exclude sums due to Borrower from Affiliates (other than subsidiaries).

        "BUSINESS DAY" shall mean Monday through Friday, excluding any day of the year on which banks are required or authorized to close in California.

        "COLLATERAL" shall mean all real and personal property of Borrower described in the Deed of Trust in which Lender has been and may hereafter be granted a lien or security interest to secure payment and performance of Borrower's obligations under the Loan.

        "CONTINUING GUARANTY" shall mean that certain agreement or agreements by that title, if required by Lender, duly executed by Guarantor, unconditionally and irrevocably guaranteeing payment and performance of Borrower's obligations to Lender in connection with the Loan, as such agreement or agreements are originally executed and as such agreement or agreements may from time to time be reaffirmed, supplemented, modified or amended.

                                       2
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        "DEBT SERVICE" shall mean all scheduled payments of principal and interest payable by Borrower to Lender under the Note.

        "DEBT SERVICE COVERAGE RATIO" shall mean, at any given time, the ratio of (a) EBITDA to (b) Debt Service.

        "DEED OF TRUST" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date herein, duly executed and acknowledged by Borrower, for the benefit of Lender, to secure the Loan and encumbering the Property and other assets and rights as therein provided, together with all such riders and exhibits thereto as Lender shall require.

        "EBITDA" shall mean, at any given time, the sum of (a) the Net Operating Income, (b) all depreciation and amortization expenses deducted in determining the Net Operating Income, and (c) the aggregate amount of federal and state income taxes on or measured by income of Borrower that were deducted in determining the Net Operating Income, all as determined in accordance with GAAP.

        "ENVIRONMENTAL INDEMNITY" shall mean that certain Hazardous Substances Indemnity Agreement duly executed by Borrower and/or Guarantor, as required by Lender, pursuant to which such parties shall indemnify and defend Lender from and against any loss or liability, direct or indirect, with respect to the presence or release of any hazardous or toxic material in, on, about or under the Property.

        "EVENT OF DEFAULT" shall mean any of those events specified in Article V hereof.

        "FINANCIAL STATEMENTS" shall mean balance sheets, income statements, reconciliations of capital structure, statements of sources and applications of funds, and income tax returns, all prepared in accordance with GAAP.

         "FISCAL YEAR" shall mean Borrower's fiscal year, ending on December 31 of each calendar year.

        "GAAP" shall mean generally accepted accounting principles consistently maintained and applied throughout the period indicated and consistent with the prior financial practice of the Person providing such financial information.

        "GOVERNMENTAL AGENCY" shall mean any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, court, administrative tribunal, or public utility.

        "GROSS INCOME" shall mean, for any given time, either: (i) the total of all revenue, rents or other income which are received or generated by Borrower in connection with the possession, use, operation and/or management of the Property, as applicable, including, without limitation, percentage rentals and rentals representing pass-throughs of operating costs or cost increases to the applicable tenants; PROVIDED, HOWEVER, that Gross Income shall exclude any security deposits received from any of the tenants unless and until the same are applied to rental obligations of the tenant in accordance with the terms

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of the applicable lease. All rentals which are to be included in Gross Income shall be computed on a cash basis and shall include all amounts actually received; or (ii) in the event Borrower and/or Guarantor, as applicable, are in possession of and occupy the entirety of the Property, any and all revenues, income, receipts and money received by or on behalf of, and moneys due to Borrower and/or Guarantor, solely from Borrower's and/or Guarantor's use, operation, management and/or conduct of its business on the Property, including, without limitation, (a) gross revenues derived from its operation and possession of the Property, (b) grants, bequests, donations and contributions, exclusive of any gifts, grants, bequests, donations and contributions to the extent specifically restricted by the donor to a particular purpose inconsistent with their use from the repayment of Loan, and (c) proceeds derived from (1) accounts receivable, (2) inventory and other tangible and intangible property, (3) contract rights and other rights and assets now or hereafter owned by Borrower and/or Guarantor in connection with its business on the Property.

        "GUARANTOR" shall mean Releta Brewing Company LLC, a Delaware limited liability company.

        "HAZARD INSURANCE DISCLOSURE" shall mean the Hazard Insurance Disclosure duly executed by Borrower in form and content as required by Lender.

        "INSURANCE POLICIES" shall mean any of the policies of insurance specified in Section 4.1 hereof.

        "LAWS" shall mean, collectively, all federal, state, and local laws, rules, regulations, ordinances, and codes.

        "LOAN" shall mean the loan described in the Recitals and in Article III of this Agreement.

        "LOAN CLOSING" shall mean the date on which the Loan closes in accordance with Section 3.2 of this Agreement.

        "LOAN CLOSING COSTS" shall mean all title insurance premiums and recording charges, tax service contract fees, and all out-of-pocket fees and costs incurred by Lender in connection with the appraisal, inspection, assessment, evaluation, insuring, and testing of the Property, and all fees and costs incurred by Lender in connection with the negotiation and preparation of the Loan Documents, including attorneys' fees, and closing of the Loan as herein provided, including, but without limitation, the Loan Fee.

        "LOAN DOCUMENTS" shall mean this Agreement, the Note, Deed of Trust, Financing Statements, Continuing Guaranty, Environmental Indemnity, Agreement to Furnish Insurance, Hazard Insurance Disclosure and such other documents as Lender may reasonably require Borrower to give to Lender as evidence of and/or security for and/or guaranty of the Loan.

        "LOAN FEE" shall mean the sum of $30,000.00 payable by Borrower to Lender for the granting of the Loan.

        "LOAN PROCEEDS" shall mean funds advanced by Lender to Borrower for purposes set forth in Article III hereof.

        "MATURITY DATE" shall mean June 28, 2011, as set forth in the Note, at which time the entire principal balance of the Loan, plus accrued interest thereon, is and shall be due and payable as provided in this Agreement and the Note, subject to acceleration as provided in the Loan Documents.

which Gross Income exceeds Operating Expenses.

        "NOTE" shall mean the Promissory Note of Borrower in the amount of the Loan payable to the order of Lender, duly executed by Borrower, as required by Lender to evidence the Loan.

        "OFAC PROHIBITED PERSON" shall mean a country, territory, individual or person

        (a) listed on, included within or associated with any of the countries, territories, individuals or entities referred to on The Office of Foreign Assets Control's List of Specially Designated Nationals and Blocked Persons or any other prohibited person lists maintained by governmental authorities, or otherwise included within or associated with any of the countries, territories, individuals or entities referred to in or prohibited by OFAC or any other Anti-Money Laundering Laws, or

        (b) which is obligated or has any interest to pay, donate, transfer or otherwise assign any property, money, goods, services, or other benefits from the Property directly or indirectly, to any countries, territories, individuals or entities on or associated with anyone on such list or in such laws.

        "OPERATING EXPENSES" shall mean, at any given time, the sum of either of the following expenses, as applicable: (i) (a) all taxes and assessments (including, without limitation, bond assessments) imposed on the Property (but excluding taxes and assessments which any tenant is required to pay directly to the applicable taxing authority so long as such tenant's payment of such taxes is correspondingly excluded from Gross Income); (b) all amounts paid by Borrower on account of insurance premiums for insurance carried in connection with the Property; (c) all other expenses which are properly charged against income according to GAAP and which are incurred by Borrower with respect to the ownership and operation of the Property, including, without limitation, management expenses, cleaning expenses, leasing expenses, maintenance and repair costs, utility expenses, HVAC costs, material costs, cost of services, license fees and business taxes; and (d) all depreciation and amortization expenses allocable to the Property; provided, however, that Operating Expenses shall exclude Debt Service; or (ii) in the event that Borrower and/or Guarantor, as applicable, are in possession of and occupy the Property in its entirety, the current expenses of operation, maintenance, and conducting of Borrower's and/or Guarantor's, as applicable, business, including, without

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limitation, wages, salaries, benefits and bonuses to personnel, the cost of goods, materials and supplies used for current business operations and maintenance, security costs, utility expenses, all taxes and assessments, including, without limitation, bond assessments (but, as to Borrower, excluding taxes and assessments which Guarantor is required to pay directly to the applicable taxing authority so long as Guarantor's payment of such taxes is correspondingly excluded from Borrower's Gross Income), insurance premiums, trash removal, cost of goods sold, advertising, insurance premiums, rental payments for real or personal property (other than capital lease payments), and charges for the accumulation of appropriate reserves for current expenses that are not recurrent monthly but may reasonably be expected to-be incurred in accordance with GAAP; PROVIDED, HOWEVER, Operating Expenses shall not include Debt Service, or any allowance for depreciation, renewals or replacement of capital assets or any other noncash charges.

        "ORGANIZATIONAL DOCUMENTS" shall mean, if Borrower or Guarantor is other than a natural person, the duly filed, certified and/or executed documents or instruments evidencing or confirming the lawful formation and existence of Borrower and/or Guarantor, and all written consents and certifications required by Lender from persons having management and/or ownership interests in Borrower and/or Guarantor.

        "PERMITTED ENCUMBRANCES" shall mean only those matters and exceptions to title approved by Lender shown in the preliminary report of title and all supplements thereto of the Title Company covering the Property.

        "PERSON" shall mean an individual, corporation, limited liability company, partnership, joint venture, trust or unincorporated organization or a Governmental Agency.

        "PROPERTY" shall mean the real property described in Exhibit "A" hereto and in the Deed of Trust and all present and future improvements thereon and appurtenances attached thereto.

        "SNDA" shall mean a subordination, nondisturbance and attornment agreement by a tenant on the Property, in form and content satisfactory to Lender.

        "TENANT ESTOPPEL" shall mean a tenant estoppel certificate by a tenant on the Property, in form and content satisfactory to Lender.

        "TITLE COMPANY" shall mean the title insurer designated by Lender, in its sole opinion and judgment, which shall issue the Title Policy.

        "TITLE POLICY" shall mean an ALTA Loan Policy (1970 Policy Form), written as such at Loan Closing and issued by the Title Company, with liability equal to the full amount of the Loan, in favor of Lender, as insured, insuring the lien of the Deed of Trust to be a valid first lien on the Property subject only to the Permitted Encumbrances. The Title Policy shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

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        1.2 ACCOUNTING TERMS - All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP, unless Lender agrees to another manner of preparation.

        1.3 USE OF DEFINED TERMS - Any defined terms used in the plural shall include the singular, and the masculine gender shall include the feminine and/or neuter, and such terms shall encompass all members of the relevant class.

        1.4 SCHEDULES AND EXHIBITS - All schedules and exhibits to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by reference.

        1.5 REFERENCES - Any reference to this Agreement or any other document shall include such document, both as originally executed, and as it may from time to time be amended, supplemented and modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named.

        1.6 OTHER TERMS - The term "document" is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" shall mean "including (include), without limitation."

                                   ARTICLE II
                                   ----------
                   REPRESENTATIONS AND WARRANTIES OF BORROWER
                   ------------------------------------------

        Borrower hereby represents and warrants to Lender as of the date of this Agreement, the date of Loan Closing, each Advance Date, and each and every date during the existence of the Loan, or any portion thereof, as the context admits or requires, that:

        2.1 BORROWER'S CAPACITY - Borrower is a corporation, duly organized and existing under the laws of the State of California, duly qualified to do business in any state in which the nature of its business requires it to be so qualified, and is lawfully empowered and possesses the capacity to enter into and carry out the provisions of this Agreement.

        2.2 VALIDITY OF LOAN DOCUMENTS - The Loan Documents are in all respects valid and binding upon Borrower according to their terms, subject to all Laws, including, without limitation, equitable principles, insolvency Laws, and other matters applying to creditors generally; PROVIDED, HOWEVER, that the implementation of such Laws do not and will not affect the ultimate realization of the obligations and security afforded thereby. The execution and delivery by Borrower of and the performance by Borrower of all its obligations under the Loan Documents have been duly authorized by all necessary action and do not and will not:

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        2.2.1 Require any consent or approval not heretofore obtained of any other Person holding any interest in or entitled to receive any interest issued or to be issued by Borrower or otherwise; or

        2.2.2 Violate any provision of the Organizational Documents or any other agreements to which Borrower is bound; or

        2.2.3 Result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than under the Loan Documents) upon or with respect to any property now owned or leased or hereafter acquired by Borrower; or

        2.2.4 To the best of Borrower's knowledge, violate any order, writ, judgment, injunction, decree, determination, or award, or violate any provision of any Laws; or

        2.2.5 Result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which Borrower or any property of Borrower is bound or affected.

        2.3 NO DEFAULT - Borrower is not in default under any order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease, or instrument of the type described in Section 2.2 above.

        2.4 NO GOVERNMENTAL APPROVALS REQUIRED - To the best of Borrower's knowledge, no authorization, consent, approval, order, license, exemption from, or filing, registration, or qualification with, any Governmental Agency is or will be required to authorize, or is otherwise required in connection with:

                2.4.1 The execution, delivery and the performance by Borrower of all or any of its obligations under the Loan Documents; or

                2.4.2 The creation of the liens, security interests, or other charges or encumbrances described in the Loan Documents, except that filing and/or recording with Governmental Agencies may be required to perfect such liens, security interests, or other charges or encumbrances.

        2.5 TAX LIABILITY - Borrower has timely filed all tax returns (federal, state, and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any, except as set forth in SCHEDULE 2.8 attached hereto.

        2.6 FINANCIAL STATEMENTS - All Financial Statements of Borrower, Guarantor and any Persons having an interest in Borrower (if Borrower is other than a natural person) which have heretofore been submitted to Lender fairly present the financial positions of Borrower, Guarantor and of such other Persons at the respective

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dates of their preparation. Since the dates of such financial statements, there have been no material adverse changes in the financial conditions of Borrower, Guarantor and of such other Persons.

        2.7 PENDING LITIGATION - There are no actions, suits, or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower, Guarantor or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at Law or in equity, or before or by any Governmental Agency, except actions, suits, and proceedings that are fully covered by insurance or which, if adversely determined, would not substantially impair the ability of Borrower or Guarantor to perform each and every one of their obligations under and by virtue of the Loan Documents; and neither Borrower nor Guarantor is in default with respect to any order, writ, injunction, decree, or demand of any court or any Governmental Agency.

        2.8 VIOLATIONS OF LAWS - There are no material violations or notices of violations of any Laws relating to the Property or any of the Collateral, except as set forth on SCHEDULE 2.8 attached hereto.

        2.9 COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS - To the best of Borrower's knowledge, the Property complies with all applicable Laws and all permits and approvals issued thereunder, affecting the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment of the Property, including, but not limited to, applicable subdivision Laws, licenses and permits, building codes, zoning ordinances, flood disaster, environmental protection and equal employment regulations and appropriate supervising boards of fire underwriters and similar agencies. Borrower shall not seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties and representations herein contained, or would change the nature of the use or occupancy of the Property.

        2.10 AVAILABILITY OF UTILITIES - All utility services necessary for the proper operation of the Property for its intended purposes are available at the Property.

        2.11 CONDITION OF PROPERTY - The Property is not now damaged or injured as a result of any fire, explosion, accident, flood, or other casualty, nor subject to any action in eminent domain.

        2.12 BROKERAGE COMMISSIONS - No brokerage commissions are or will be owed by Borrower in connection with the Loan, or if there are commissions due or payable, the same will be paid by Borrower. Borrower agrees to and shall indemnify Lender from all liability, claims, or losses arising by reason of any such brokerage commissions related to any or all acts of Borrower in connection with the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

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        2.13 ENVIRONMENTAL IMPACT STATEMENT - All required environmental impact statements as required by any Governmental Agency having jurisdiction over the Property have been duly filed and approved.

        2.14 ACCESS - The Property fronts on a publicly maintained road or street and has both legal and practical access to the same.

        2.15 LEASES - Subject to Section 4.14 of this Agreement, Borrower will not, without the written consent of Lender, enter into a lease for all or any portion of the Property, except for Approved Leases.

        2.16 [Intentionally omitted].

        2.17 AIR RIGHTS - Borrower has not and will not transfer, assign, convey, hypothecate or encumber any of the air rights pertaining to the Property.

        2.18 COMPLIANCE WITH ENVIRONMENTAL LAWS - Borrower will not use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives, or related material on or in connection with the Property or the business of Borrower on the Property in violation of any and all applicable Laws. Borrower will not permit any lessee on any property to use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous materials, hazardous waste, radioactive materials, flammable explosives, related material on or in connection with the Property or the business on the Property in violation of any and all applicable Laws. ("Toxic substances," "hazardous materials," and "hazardous waste" shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable Laws or which are classified as hazardous or toxic under applicable Laws.)

        2.19 SOLVENCY - Borrower is and shall continue to be able to pay its debts as they mature and the realizable value of its Assets is, and at all times that it may have obligations hereunder shall continue to be, sufficient to satisfy any and all obligations hereunder.

        2.20 PERMITS - Borrower possesses all licenses, approvals, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, that are necessary to own the Property and conduct business on the Property substantially as now conducted and as presently proposed to be conducted, and to the best of Borrower's knowledge, Borrower is not in material violation of any valid rights of others with respect to the foregoing.

         2.21 FULL DISCLOSURE - All information in the loan application, Financial Statement, certificate, or other document and all information prepared and delivered by Borrower to Lender in obtaining the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof. All information in any loan application, financial statement, certificate or other document prepared and delivered to Lender on behalf of Borrower by Persons other than Borrower or its Affiliates, and all other information prepared and delivered to Lender on behalf of Borrower by Persons other than Borrower or its Affiliates in applying for the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof.

        2.22 USE OF PROCEEDS; MARGIN STOCK - The proceeds of each Advance will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower's Affiliates own no "margin stock".

        2.23 GOVERNMENTAL REGULATION - Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other Law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

        2.24 NO CONDEMNATION - No condemnation proceedings are pending, or to the best of Borrower's knowledge, threatened against the Property.

        2.25 INSOLVENCY PROCEEDING - Neither Borrower nor Guarantor (i) is the subject of any bankruptcy, reorganization or insolvency proceedings or any assignment for the benefit of creditors; or (ii) has been the subject of any bankruptcy, reorganization or insolvency proceedings or any assignment for the benefit of creditors during the past six (6) years.

        2.26 BUILDING PERMITS - All building permits, by every name, required for the Property have been obtained.

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                                   ARTICLE III
                                   -----------
                                    THE LOAN
                                    --------

        3.1 THE LOAN - The Loan will be in an amount not exceeding the principal sum of Three Million and No/100 Dollars ($3,000,000.00)

        3.2 LOAN CLOSING

            3.2.1 The Loan will close if, and only if, on or before July 7,2006, Borrower shall, at its sole expense, deposit or cause to be deposited with Lender, the following in form and substance satisfactory to Lender, in Lender's sole opinion and judgment, duly executed by the party to be charged and acknowledged where required:

                (a)     The Loan Fee;

                (b)     The Note;

                (c)     The Deed of Trust;

                (d)     The Continuing Guaranty;

                (e) The Title Policy or evidence of a commitment therefor. The Title Policy shall show no blanket exceptions for anything a survey would show;

                (f) If required by Lender, the survey or surveys prepared by a licensed surveyor satisfactory to Lender, certified to the Title Company and to Lender and its successors, nominees, and assigns, and showing all easements. The survey shall be conducted in compliance with ALTA standards as applied in California and shall be certified to the Title Company, Lender, and Borrower in form and content acceptable to Lender;

                (g)     One or more Financing Statements;

                (h) If required by Lender, UCC search certificates showing the Financing Statements to be subject only to such prior filings as are acceptable to Lender, in its sole opinion and judgment;

                (i) True and correct copies of: Borrower's and Guarantor's Organizational Documents, certificate(s) of fictitious business name, and financial statements, all of which documents must be first reviewed and approved by Lender, its counsel, or both;

                (j) Such resolutions or other authorizations as Lender shall require of Borrower, Guarantor and any Person holding an interest in Borrower or Guarantor, authorizing the Loan or such other matters as Lender shall require;

                (k) If applicable, a Tenant Estoppel and SNDA from all existing Major Tenants (as defined in subsection 4.14(b) below) and any other tenants on the Property as required by Lender;

                (l)     The Environmental Indemnity;

                (m)     The Agreement to Furnish Insurance;

                (n)     The Hazard Insurance Disclosure;

                (o) Review and approval of all current leases, including, without limitation, executed copies of the Approved Leases;

                (p)     The Appraisal;

                (q) A Phase I, and, if indicated, a Phase II environmental survey, by a qualified environmental engineer, indicating an absence of environmental concerns in regard to the Property, satisfactory in all respects to Lender, in Lender's sole opinion and judgment;

                (r) If required by Lender, verification and approval of (A) all plans and specifications for the Property and (B) all permits, approvals and authorizations required to operate and use the Property;

                (s) Lender and Borrower shall have created and set up necessary accounts for impounding property taxes, as determined by Lender in its sole opinion and judgment;

                (t) Review and approval of Borrower's Financial Statements and tax returns satisfactory to Lender;

                (u) Review and approval of Guarantor's Financial Statements and tax returns satisfactory to Lender;

                (v) If required by Lender, property inspection prepared by an inspection company approved by Lender;

                (w) If required by Lender, a certificate of occupancy (or equivalent) and/or certificate of completion (or equivalent) for the Property;

                (x) Such soils and/or geology reports as Lender may require, which reports shall be satisfactory in all respects to Lender, in its sole and absolute discretion, prepared by such geologists, engineers and/or other consultants as are approved by Lender;

                (y) Such management, license, partnership and other significant agreements, construction contracts, all engineering plans, consultant reports, sales contracts, reciprocal easements, covenants, conditions and restrictions, permits, licenses and operating agreements as Lender may reasonably request; and

                (z) Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, financing statements, consents, and opinions as Lender may reasonably request, including, but not limited to any zoning variances, conditional use permits, development agreements or other land use requirements Borrower shall be required to obtain in connection with the operation of the Property and any and all subordination agreements and tenant estoppel certificates as Lender, in its reasonable discretion, shall require Borrower to obtain from tenants of the Property, if applicable.

        3.3 LOAN PURPOSE - The Loan Proceeds disbursed shall be used by Borrower solely for (i) (A) refinancing Borrower's existing indebtedness secured by the Property, and (B) financing Borrower's working capital, (ii) paying, at Loan Closing, the Loan Fee and all other Loan Closing Costs, and (iii) paying, at or after Loan Closing, such fees, costs and other amounts as Lender shall, in Lender's sole and absolute discretion, approve in writing, but only to the extent of the Loan Proceeds. Borrower shall be responsible for paying any of the foregoing from its own funds in the event the Loan Proceeds are insufficient to do so.

        3.4 LOAN FEE - The Loan Fee shall be paid by Borrower to Lender at Loan Closing from the Loan Proceeds, and will be in addition to all other fees mentioned in this Agreement. The Loan Fee shall be deemed fully earned and non-refundable when paid, whether or not any Loan Proceeds are disbursed at any time.

        3.5 LOAN TERM - The term of the Loan will commence on the date of Loan Closing and the Loan will mature upon the Maturity Date, subject to acceleration as provided in this Agreement and the other Loan Documents.

        3.6 INTEREST RATE - The interest rate will be as set forth in the Note.

        3.7 REPAYMENT - In addition to other provisions set forth herein, repayment of the Loan will be required as follows:

                3.7.1 Interest and principal payments under the Loan shall be due and payable to Lender pursuant to the provisions of the Note.

                3.7.2 Borrower hereby authorizes Lender, if and to the extent any payment of principal or interest or sum otherwise due hereunder is not promptly made pursuant to the Note, and to the extent of any obligation of Borrower to Lender under this Agreement or any other agreement, to charge against any account of Borrower with Lender an amount equal to the principal and accrued interest from time to time due and payable to Lender under the Note or otherwise.

                3.7.3 All payments hereunder or under the Note shall be made by Borrower without any offset or deduction for or on account of any present or future taxes, imposts or duties, of whatever nature, imposed or levied by or on behalf of any Governmental Agency. If at any time, whether by reason of any present or future Law or other requirement, Borrower shall be compelled by such Law or other requirement to deduct or withhold such taxes, imposts or duties, Borrower shall pay such additional amounts to Lender as may be necessary such that every net payment under this Agreement and the Note on which Borrower is obligated, after such deduction or withholding, will not be less than the amount required hereunder or thereunder.

                3.7.4 Whenever any payment to be made under this Agreement and the Note shall be due on a day other than a Business Day of Lender, such payment may be made on the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of payment of interest hereunder and under the Note.

        3.8 DEPOSIT ACCOUNT - If required by Lender, Borrower hereby grants, assigns, pledges and hypothecates to Lender all of Borrower's right, title and interest in and to all deposit accounts maintained by Borrower with Lender, as security for each and all of the obligations of Borrower to Lender under the Loan Documents.

        3.9 NO AUTOMATIC SET-OFF - The existence of any sum or sums being on deposit with Lender shall in no way constitute a set-off against or be deemed to compensate the obligations of the Loan or any payment or performance due under the Loan Documents or this Agreement, unless and until Lender, by affirmative action, shall so apply said accounts or any portion thereof, and then only to the extent thereof as so designated by Lender.

        3.10 RELIANCE BY LENDER AND ACQUITTANCE - Lender may conclusively assume that the statements, facts, information, and representations contained herein and/or in any affidavits, orders, receipts, or other written instrument(s) that are filed with Lender or exhibited to it, are true and correct, and Lender may rely thereon without any investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor for all sums so paid.

                                   ARTICLE IV
                                   ----------
                              BORROWER'S COVENANTS
                              --------------------

        4.1 INSURANCE - Borrower shall obtain and at all times maintain property/casualty and liability insurance in amount, form and issued by a company or companies reasonably satisfactory to Lender, as required under the Deed of Trust and/or the Agreement to Furnish Insurance.

        4.2 RIGHT OF ENTRY - Subject to the terms of the Deed of Trust, Lender and Lender's employees or agents shall have the right at all times to enter upon the Property for whatever purpose Lender deems appropriate, including, without limitation, inspection of the premises and the posting of such notices and other written or printed material thereon as Lender may deem appropriate or desirable.

        4.3 PRESERVE ITS EXISTENCE - Borrower, if other than a natural person, will, so long as Borrower remains obligated on the Loan, do all things necessary to preserve and keep in full force and effect its organizational status and will comply with all Laws, orders and decrees of any Governmental Agency or court applicable to Borrower or to the Property.

        4.4 LENDER MAY EXAMINE BOOKS AND RECORDS - Lender shall have the right, from time to time, acting by and through its employees or agents, to examine the books, records, and accounting data of Borrower, and to make extracts therefrom or copies thereof. Borrower shall promptly make such books, records, and accounting data available to Lender, as stated above, upon written request, and upon like request shall promptly advise Lender, in writing, of the location of such books, records, and accounting data.

        4.5 PAYMENT OF TAXES - Except to the extent Lender pays property taxes with respect to the Property pursuant to Section 2 of the Deed of Trust, Borrower shall pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower or upon its income or profits, or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge of a material nature upon any of its properties; PROVIDED, THAT Borrower shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto.

        4.6 COMPLY WITH APPLICABLE LAWS - Borrower shall comply with all applicable restrictive covenants, zoning and subdivision ordinances and building codes, all health and environmental Laws and all other applicable Laws, directions, orders and notices of violations issued by any Governmental Agency relating to or affecting the premises or the business or activity being conducted thereon whether by Borrower or by any occupant thereof, including, without limitation, any and all Laws relating to hazardous or toxic waste or waste products or hazardous substances. Further, Borrower shall indemnify and hold Lender and the Trustee under the Deed of Trust harmless from the failure by Borrower to comply with such Laws to the full extent provided for herein.

        4.7 MAINTENANCE OF PROPERTIES AND PRESERVE EXISTENCE - Borrower shall maintain and preserve, or cause to be maintained and preserved, all of its properties, necessary or useful in the proper conduct of its business, including such as may be under lease, in good working order and condition, ordinary wear and tear excepted. Borrower, so long as Borrower remains obligated on the Loan, shall do all things necessary to preserve and keep in full force and effect Borrower's organizational status, and will comply with all Laws, orders and decrees of any Governmental Agency or court applicable to Borrower or to the Property.

        4.8 BOOKS AND RECORDS; AUDIT AND EXAMINATION - Borrower shall keep and maintain all books and records in original form, as shall be required and as shall otherwise be appropriate, in Lender's opinion and judgment, pertaining to the performance by Borrower of its covenants and other obligations hereunder, and otherwise pertaining to its operations and activities. Borrower shall at all times permit Lender to review, audit and examine all such books and records, either directly or through one or more auditors designated by Lender, including independent contractors.

        4.9 REPORTING REQUIREMENTS - So long as Borrower shall have any obligation to Lender under this Agreement and/or the other Loan Documents, Borrower shall prepare, or cause to be prepared, and deliver, or cause to be delivered, to Lender the following Financial Statements and reports:

                (a) As soon as practicable and in any event within five (5) days after Borrower knows or should reasonably have known, of the commencement of any legal action against it, except actions seeking money judgments that are fully insured or bonded, a report of the commencement of such action containing a statement signed by an authorized signatory of Borrower setting forth details of such legal action and any action Borrower proposes to take with respect thereto;

                (b) Within five (5) days of the occurrence of any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a report regarding such Event of Default or event setting forth details and describing any action which Borrower proposes to take with respect thereto, signed by Borrower;

                (c) Any change in the name of Borrower or use of any trade names or trade styles not presently used;

                (d) As soon as possible, and in any event no later than sixty (60) days following June 30 and December 31 of each calendar year, and ninety (90) days following the end of each calendar year, during which the Loan has not been fully repaid and performed, and discharged, during the term of this Agreement, Borrower shall furnish to Lender semi-annual and annual profit and loss statement, operating statement and income and expense statements, respectively, presenting the financial condition and results of operations of the Property for the six (6) month and twelve (12) month period, as applicable, covered thereby;

                (e) Additionally, Borrower shall furnish to Lender, and cause Guarantor to furnish to Lender, copies of all signed income tax returns of Borrower and Guarantor within thirty (30) days after they are filed with the relevant taxing authorities;

                (f)     [Intentionally omitted];

                (g) Promptly upon receipt thereof, one (1) copy of any other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

                (h) Within ten (10) days of (i) any contact from any Governmental Agency concerning any environmental protection Laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous waste, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third Person against or relating to the Property concerning any loss or injury resulting from toxic substances, hazardous waste, or hazardous materials, or (iii) Borrower's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that could cause the Property, or any part thereof, to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any Law, Borrower shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Borrower proposes to take with respect thereto, signed by Borrower;

                (i) Within five (5) Business Days of becoming aware of any developments or other information which may materially and adversely affect Borrower's Property or Borrower's financial condition or Borrower's ability to perform this Agreement or the other Loan Documents, telephonic or written notice (delivered via facsimile) specifying the nature of such development or information and such anticipated effect, which shall be promptly confirmed in writing; and

                (j) Financial Statements of Borrower or Guarantor and such other information respecting the business, properties or the condition or operations, financial or otherwise, of Borrower as Lender may from time to time request.

        4.10 LIENS - Borrower shall not create, incur, assume or suffer to exist any involuntary lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature upon or with respect to the Property, or involuntarily cause the assignment or conveyance of any right to receive income, as provided in Section 4.11.

        4.11 NO TRANSFER OR FURTHER ENCUMBRANCE - Borrower shall not, without the prior written consent of Lender:

                (a)     [Intentionally omitted];

                (b)     Transfer the Property, or any interest therein;

                (c) Become a party to any transaction whereby the Property or any portion thereof, or all or any substantial part of the properties, assets or undertakings of Borrower (whether legally or beneficially owned by Borrower), would become the property of any other Person, whether by way of transfer, sale, conveyance, lease, sale and leaseback, or otherwise, except for the Approved Leases; or

                (d)     Change the use of the Property.

        4.12 PROTECTION OF LIENS - Borrower shall maintain the lien of the Deed of Trust as a first priority lien on the Property and take all actions, and execute and deliver to Lender all documents, reasonably required by Lender from time to time in connection therewith.

        4.13 TITLE INSURANCE ENDORSEMENTS - Borrower shall deliver to Lender, at Borrower's sole expense and in form and content reasonably required by Lender from time to time, such endorsements to the Title Policy as Lender shall request.

        4.14 APPROVED LEASES; TENANT ESTOPPEL AND SNDA.

                (a) Borrower shall only enter into Approved Leases for the Property.

                (b) Borrower shall, immediately upon execution by Borrower of any new lease with respect to the Property, provide Lender with (i) a true, correct and complete copy of such lease, as signed by all parties thereto, and
(ii) a Tenant Estoppel and SNDA from a Major Tenant. "Major Tenant" shall mean a tenant under an Approved Lease for a portion of the Property which is at least twenty-five percent (25%) of the rentable square feet of the Property.

                (c) Borrower shall, immediately upon execution by Borrower of any modification or extension of an Approved Lease, provide Lender with a true, correct and complete copy of such modification or extension, as signed by all parties thereto.

                (d) In the event the Debt Service Coverage Ratio is less than 1.00 to 1.00, as determined by Lender using the actual Net Operating Income for the preceding reporting period, except for the exercise of an option to extend an Approved Lease or the modification or extension of an Approved Lease with terms that are either equal to, or more beneficial to, Borrower, Borrower shall not, without the written consent of Lender, modify or amend any Approved Leases. Borrower shall provide Lender with such records, documents and other evidence as Lender, in its sole and absolute discretion, shall request from time to time with respect to the Debt Service Coverage Ratio for the Property.

                (e) In the event the Debt Service Coverage Ratio is less than 1.00 to 1.00, as determined by Lender using the actual Net Operating Income for the preceding reporting period, Borrower shall not, without the written consent of Lender, enter into a new lease for all or any portion of the Property. Borrower shall provide Lender with such records, documents and other evidence as Lender, in its sole and absolute discretion, shall request from time to time with respect to the Debt Service Coverage Ratio for the Property.

        4.15 TAXES AND OTHER DEBT - Except to the extent Lender pays property taxes with respect to the Property pursuant to Section 2 of the Deed of Trust, Borrower shall pay and discharge (a) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it; (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a lien or encumbrance upon any of its assets or property; and (c) all its other obligations and indebtedness when due; provided, however, that Borrower may contest any of the foregoing in good faith and by appropriate proceedings diligently prosecuted by Borrower as long as Borrower has adequate reserves to pay any adverse determination or has otherwise provided Lender evidence of a surety or bond to pay any adverse determination.

        4.16 NAME, FISCAL YEAR, ACCOUNTING METHOD, AND LINES OF BUSINESS - Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Borrower will not change its name, fiscal year, or method of accounting. Borrower will not directly or indirectly engage in any business other than the business in which Borrower is engaged on the date of this Agreement, discontinue any existing lines of business that are material to the business or operations of Borrower, or substantially alter its method of doing business.

        4.17 [Intentionally omitted].

        4.18 [Intentionally omitted].

        4.19 DISTRIBUTIONS - Borrower shall not make, declare or permit any distribution to any shareholder, member, manager or partner of Borrower at any time that an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default) has occurred and is continuing or if any such distribution would cause or contribute to an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default).

        4.20 TRANSACTIONS WITH AFFILIATES - Borrower will not enter into, or cause, suffer or permit to exist, any arrangement or contract with any of its Affiliates, including, without limitation, any management contract, unless such transaction is on terms that are no less favorable to Borrower than those that could have been obtained in a comparable transaction on an arms' length basis from a Person that is not an Affiliate.

        4.21 DEPOSIT ACCOUNTS. If applicable, Borrower hereby grants, assigns, pledges and hypothecates to Lender all of Borrower's right, title and interest in and to all deposit accounts maintained by Borrower with Lender, as security for each and all of the obligations of Borrower to Lender under the Loan Documents. Borrower hereby authorizes Lender, at Lender's option, if and to the extent any payment of principal or interest or sum otherwise due hereunder is not promptly made pursuant to the Note, to charge against any account of Borrower with Lender pledged or assigned as collateral for the Loan, an amount equal to the principal and accrued interest from time to time due and payable to Lender under the Note or otherwise.

        4.22 TERRORISM AND ANTI-MONEY LAUNDERING. Borrower warrants and agrees as follows:


        (a) As of the date hereof and throughout the term of the Loan: (i) Borrower; (ii) an Affiliate of Borrower; (iii) if Borrower is a privately held entity, any Person having a beneficial interest in Borrower; or (iv) any Person for whom Borrower is acting as agent or nominee in connection with this transaction, is not an OFAC Prohibited Person.

        (b) To comply with applicable Anti-Money Laundering Laws and regulations, all payments by Borrower to Lender or from Lender to Borrower will only be made in Borrower's name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a "foreign shell bank" within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. ss. 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

        (c) To provide Lender at any time and from time to time during the term of the Loan with such information as Lender determines to be necessary or appropriate to comply with the Anti-Money Laundering Laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of Borrower its Affiliate or any Person having a beneficial interest in Borrower, from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information.

        (d) The representations and warranties set forth in this Section 4.22 shall be deemed repeated and reaffirmed by Borrower as of each date that Borrower makes a payment to Lender under the Note, this Agreement and the other Loan Documents or receives any payment from Lender. Borrower agrees promptly to notify Lender in writing should Borrower become aware of any change in the information set forth in these representations.

        4.23 MAINTAIN MINIMUM DEBT SERVICE COVERAGE RATIO - Borrower must maintain a Debt Service Coverage Ratio of 1.0 or greater for each calendar year or portion thereof during the term of the Loan.

                                    ARTICLE V
                                    ---------
                                EVENTS OF DEFAULT
                                -----------------

An "Event of Default" shall be deemed to have occurred hereunder if:

        5.1 DEFAULT UNDER LOAN DOCUMENTS - Borrower shall fail to pay principal or interest, or both, when due under the terms of the Note; or Borrower shall fail to pay an amount owing under this Agreement or any of the other Loan Documents when due; or Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or in any of the other Loan Documents, which failure may be cured by the payment of money, and, in any of such events, such failure shall continue for a period of ten (10) calendar days from the date such payment or performance was due; or Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement or in any of the other Loan Documents, which failure cannot be cured by the payment of money and such failure shall continue for a period of thirty (30) calendar days after Lender shall have given a written notice to Borrower specifying such default; PROVIDED, HOWEVER, that if such default is curable but is of a nature that such cure cannot be completed within such thirty (30) day period, Borrower shall be allowed to cure such default if Borrower shall promptly commence such cure after receipt of such notice and diligently prosecutes the same to completion within sixty (60) days of the date

Lender gave written notice to Borrower specifying such default, (PROVIDED FURTHER, HOWEVER, that in no event shall such extension operate to extend the Maturity Date) and provided further, however, in the event that any Section of this Article V has a specific time period for curing any default, such specific time period shall control; or

        5.2 BREACH OF WARRANTY - Any warranties made or agreed to be made in any of the Loan Documents or this Agreement shall be breached in any material respect or shall prove to be false or misleading in any respect when made; or

        5.3 ACTION AGAINST BORROWER - Any suit shall be filed against Borrower, which, if adversely determined, could substantially impair the ability of Borrower to perform any or all of its obligations under and by virtue of this Agreement or any of the other Loan Documents, unless Borrower's counsel furnishes to Lender its opinion, to the satisfaction of Lender and Lender's counsel, that, in its judgment the suit is essentially without merit; or

        5.4 LEVY UPON PROPERTY - A levy be made on the Property or any other Collateral under any process or any lien creditor commences suit to enforce a judgment lien against the Property or any Collateral, and such levy or action shall not be bonded against by sureties deemed by Lender to be sufficient in its sole opinion and judgment; or

        5.5 FILING OF LIENS AGAINST THE PROPERTY - Any lien for labor, material, taxes or otherwise shall be filed against the Property and such lien shall not be either satisfied or bonded over within thirty (30) days of such filing in the full amount, to Lender's satisfaction; or

        5.6 CROSS-DEFAULT; OTHER OBLIGATIONS - Borrower commits a breach or default in the payment or performance of any other obligation of Borrower, or breaches any warranty or representation of Borrower, under the provisions of any other instrument, agreement, guaranty, or document evidencing, supporting, or securing any other loan or credit extended by Lender, or by any affiliate of Lender, to Borrower, including, but not limited to, any and all term loans, revolving credits, or flooring lines of credit extended from time to time to Borrower; or

        5.7 TRANSFER OF PROPERTY - Borrower shall voluntarily or by operation of Law, sell, transfer, convey, lease, or encumber the Property, or any interest therein (except as otherwise permitted under the Deed of Trust or this Agreement), or shall contract for such sale, transfer, conveyance, or encumbrance without the prior written consent of Lender, which consent Lender may either give or withhold in its sole and absolute opinion and judgment; or

        5.8 INSOLVENCY - (i) Borrower shall fail to pay its debts as they become due, or shall make an assignment for the benefit of its creditors, or shall admit, in writing, its inability to pay its debts as they become due, or (ii) Borrower shall file a petition under any chapter of the United States Bankruptcy Code or any similar Law, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty
(60) calendar days after its commencement or shall convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee, or receiver appointed for, or have any court take jurisdiction of, its property, or any part thereof, in any voluntary or involuntary proceeding, including, but not limited to, those for the purpose of reorganization, arrangement, dissolution, or liquidation, and such custodian, trustee, or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated, or stayed within sixty (60) calendar days after the appointment; or

        5.9 BORROWER STATUS - Without Lender's prior written consent, Borrower shall be liquidated, dissolved, or fail to maintain its status as a going concern or there shall be a change in the makeup of Borrower; or

        5.10 ATTACHMENT - Any proceeding shall be brought the object of which is that any part of Lender's commitment to make the advances hereunder shall at any time be subject or liable to attachment or levy during the course of the suit of any creditor of Borrower unless Borrower's counsel furnishes to Lender its opinion, to the satisfaction of Lender and Lender's counsel, that, in its reasonable judgment and after reasonable investigation, the suit is essentially without merit; or

        5.11 EMINENT DOMAIN - The Property shall be the subject of an eminent domain proceeding or a taking adverse to the interest of Lender; or

        5.12 DESTRUCTION - The Property is materially damaged or destroyed by fire or other casualty and the loss shall prove to be inadequately covered by insurance actually collected or in the process of collection; or

        5.13 MISREPRESENTATION AND/OR NON-DISCLOSURE - Borrower has made certain statements and disclosures in order to induce Lender to make the Loan and enter into this Agreement, and, in the event Borrower has made material misrepresentations or failed to disclose any material fact, Lender may treat such misrepresentation or omission as a breach of this Agreement. Such action shall not affect any remedies Lender may have for such misrepresentation or non-disclosure, as such, or under its Deed of Trust for such misrepresentation or concealment; or

        5.14 FINANCIAL CONDITION - There shall be any material adverse changes in Borrower's or Guarantor's financial condition; or

        5.15 DEFAULT UNDER GUARANTY - Guarantor fails to perform any term, condition or agreement contained in the Continuing Guaranty or notifies Lender of an intention to revoke the Continuing Guaranty.

                                   ARTICLE VI
                                   ----------
                                    REMEDIES
                                    --------

        6.1 CEASE PAYMENT AND/OR ACCELERATE - Upon, or at any time after, the occurrence of an Event of Default and during the continuance thereof, all Loan Proceeds disbursed or advanced by Lender and all accrued and unpaid interest thereon shall, at the option of Lender, become immediately due and payable, and Lender shall be released from any and all obligations to Borrower under the terms of this Agreement.

        6.2 ENFORCEMENT OF RIGHTS - Upon, or at any time after the occurrence of an Event of Default and during the continuance thereof, Lender may enforce any and all rights and remedies under the Loan Documents, the Deed of Trust and all other documents delivered in connection therewith and against any or all Collateral and may pursue all rights and remedies available at Law or in equity.

        6.3 COLLATERAL - Upon, or at any time after the occurrence of an Event of Default and during the continuance thereof, Lender may, at its option, without notice to Borrower or any Affiliate of Borrower or without regard to the adequacy of the Collateral for the payment of the Loan, appoint one or more receivers of the Collateral, and Borrower hereby irrevocably consents to such appointment, with such receivers having all the usual powers and duties of receivers in similar cases, including the full power to maintain, sell, dispose and otherwise operate the Collateral upon such terms that may be approved by a court of competent jurisdiction.

        6.4 RIGHTS AND REMEDIES NON-EXCLUSIVE - In addition to the specific rights and remedies hereinabove mentioned, Lender shall have the right to avail itself of any other rights or remedies to which it may be entitled under any then existing Laws including, but not limited to, the right to realize upon any or all of its security, and to do so in any order. Furthermore, the rights and remedies set forth above are not exclusive, and Lender may avail itself of any individual right or remedy set forth in this Agreement, or available under such Laws, without utilizing any other right or remedy.

                                   ARTICLE VII
                                   -----------
                      GENERAL CONDITIONS AND MISCELLANEOUS
                      ------------------------------------

        7.1 NONLIABILITY OF LENDER - Borrower acknowledges and agrees that by accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss, or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

        7.2 NO THIRD PARTIES BENEFITTED - This Agreement is made for the purpose of defining and setting forth certain obligations, rights, and duties of Borrower and Lender in connection with the Loan and shall be deemed a supplement to the Note and the Loan Documents, and shall not be construed as a modification of the Note or the Loan Documents, except as provided herein. It is made for the sole protection of Borrower and Lender, and Lender's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof or the right to rely hereon. In the event of a conflict between this Agreement and the Note, the provisions of the Note shall control. In the event of a conflict between this Agreement and the Deed of Trust, this Agreement shall control.

        7.3 INDEMNITY BY BORROWER - Borrower hereby indemnifies and agrees to hold Lender and its directors, officers, agents, and employees (individually and collectively, the "Indemnitee(s)") harmless from and against:

                7.3.1 Any and all claims, demands, actions, or causes of action that are asserted against any Indemnitee by any Person if the claim, demand, action, or cause of action, directly or indirectly, relates to a claim, demand, action, or cause of action that the Person has or asserts against Borrower; and

                7.3.2 Any and all liabilities, losses, costs, or expenses (including court costs and attorneys' fees) that any Indemnitee suffers or incurs as a result of the assertion of any claim, demand, action, or cause of action specified in this Section 7.3.

        7.4 CHANGE IN LAWS - In the event of the enactment, after the date of this Agreement, of any Laws: (a) deducting from the value of property for the purpose of taxation any lien or security interest thereon; (b) imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower; (c) changing in any way the Laws relating to the taxation of deeds of trust or mortgages or security agreements, or debts secured by deeds of trust or mortgages or security agreements, or the interest of the mortgagee or secured party in the property covered thereby; or (d) changing the manner of collection of such taxes; then, to the extent any of the foregoing may affect the Deed of Trust or the indebtedness secured thereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges, or liens, or reimburse Lender therefor. If Borrower shall be prohibited from paying such tax or from reimbursing Lender for the amount thereof, Borrower shall execute a modification to the Loan Documents and the Note, which modification shall increase the interest rate payable pursuant to the Note so as to permit Lender to maintain its yield as if such tax had not been imposed. If Borrower shall be prohibited from executing the above-referenced modifications, Lender may, in Lender's sole discretion, declare the principal of all amounts disbursed and owing under the Note, this Agreement, and the other Loan Documents (including all obligations secured by the Loan Documents) and all other indebtedness of Borrower to Lender, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date.

        7.5 POWER OF ATTORNEY - Borrower does hereby irrevocably appoint, designate, empower, and authorize Lender, as Borrower's agent, under power of attorney, coupled with an interest, to sign and file for record any financing statements, notices of completion, notices of cessation of labor, or any other notice or written document that it may deem necessary to file or record to protect Lender's interests.

        7.6 NONRESPONSIBILITY - Lender shall in no way be liable for any acts or omissions of Borrower or Borrower's agents or employees.

        7.7 TIME IS OF THE ESSENCE - Time is of the essence of this Agreement and of each and every provision hereof. The waiver by Lender of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach or breaches.

        7.8 BINDING EFFECT; ASSIGNMENT - This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign its rights hereunder or any interest herein without the prior written consent of Lender. Lender shall have the absolute right at any time to assign, sell, transfer or otherwise dispose of, in whole or in part, its rights under this Agreement and to grant participations and syndications in the Loan, in whole or in part, to others without consent of Borrower or Guarantor, but all waivers or abridgements of Borrower's obligations that may be granted from time to time by Lender shall be binding upon such assignees or participants. Borrower shall, promptly upon demand, provide Lender or any such purchaser or participant, one or more written statements confirming Borrower's indebtedness to Lender and all obligations in connection with the Loan, including the existence of any default thereunder.

        7.9 EXECUTION IN COUNTERPARTS - This Agreement and any other Loan Documents, except the Note and the Deed of Trust, may be executed in any number of counterparts, and any party hereto or thereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original, and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party or parties hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

        7.10 INTEGRATION; AMENDMENTS; CONSENTS - This Agreement, together with the documents referred to herein constitutes the entire agreement of the parties touching upon the subject matter hereof, and supersedes any prior negotiations or agreements on such subject matter. No amendment, modification, or supplement of any provision of this Agreement or any of the other Loan Documents shall be effective unless in writing, signed by Lender and Borrower; and no waiver of any of Borrower's obligations under this Agreement or any of the other Loan Documents or consent to any departure by Borrower therefrom shall be effective unless in writing, signed by Lender, and then only in the specific instance and for the specific purpose given.

        7.11 NEUTRAL INTERPRETATION - This Agreement is the product of the negotiations between the parties, and in the interpretation and/or enforcement hereof is not to be interpreted more strongly in favor of one party or the other.

        7.12 COSTS, EXPENSES, AND TAXES - Borrower shall pay to Lender, on demand:

                7.12.1 Attorneys' fees and out-of-pocket expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any other Loan Document and any matter related thereto, including, but not limited to, the appraisal of the Property;

                7.12.2 The costs and expenses of Lender in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accountants, and other outside experts retained by Lender and including all costs and expenses of enforcing any judgment or prosecuting any appeal of any judgment, order or award arising out of or in any way related to the Loan, this Agreement, or the Loan Documents; and

                7.12.3 All costs, expenses, fees, premiums, and other charges relating to or arising from the Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof, including, but not limited to, recording fees, filing fees, credit report fees, release or reconveyance fees, title insurance premiums, and the cost of realty tax service for the term of the Loan.

                Except as otherwise provided in the Environmental Indemnity, all sums paid or expended by Lender under the terms of this Agreement shall be considered to be, and shall be, a part of the Loan. All such sums, together with all amounts to be paid by Borrower pursuant to this Agreement, shall bear interest from the date of expenditure at the rate provided in the Note, shall be secured by the Loan Documents, and shall be immediately due and payable by Borrower upon demand.

        7.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES - All representations and warranties of Borrower contained herein or in any and all other Loan Documents shall survive the making of the Loan and the execution and delivery of the Note, and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on behalf of Lender. For the purpose of this Agreement, all statements contained in any certificate, agreement, financial statement, appraisal or other writing delivered by or on behalf of Borrower pursuant hereto or to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Borrower contained herein or in the other Loan Documents, as the case may be.

        7.14 NOTICES - Except as provided in the Deed of Trust, all notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document (a "Notice") must be in writing and must be mailed, delivered, or sent by facsimile transmission to the appropriate party at its respective address set forth below or, as to any party, at any other address as may be designated by it in a written notice sent to the other parties in accordance with this Section 7.14. Any notice given by facsimile transmission must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. If any notice is given by mail it will be effective three (3) calendar days after being deposited in the mails with first-class or airmail postage prepaid; if given by facsimile transmission, when sent; or if given by personal delivery, when delivered.

        7.15 FURTHER ASSURANCES - Borrower shall, at its sole expense and without expense to Lender, do, execute, and deliver such further acts and documents as Lender from time to time may reasonably require for the purpose of assuring and confirming unto Lender the rights hereby created or intended, now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest.

        7.16 GOVERNING LAW - The Loan shall be deemed to have been made in California, and the Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of California. Without limiting the right of Lender to bring any action or proceeding against Borrower arising under any Loan Document in the courts of other jurisdictions, Borrower hereby irrevocably submits to the jurisdiction of the State of California for any action, suit or proceeding brought against Borrower under or in connection with any of the Loan Documents, and hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of forum non conveniens.

        7.17 SEVERABILITY OF PROVISIONS - Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid shall be inoperative, unenforceable, or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

        7.18 JOINT AND SEVERAL OBLIGATIONS - If this Agreement is executed by more than one Person as Borrower, the obligations of each of such Persons hereunder shall be joint and several obligations.

        7.19 CONSTRUCTION - Whenever the context of this Agreement requires, the singular shall include the plural and the masculine gender shall include the feminine and/or neuter.

        7.20 HEADINGS - Article and section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

        7.21 AGENCY - Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower. Lender is not an agent or representative of Borrower.

        7.22 JURY TRIAL WAIVER - IN ANY ACTION BROUGHT BY LENDER, BORROWER OR ANY THIRD PARTY ARISING UNDER THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, THE ENVIRONMENTAL INDEMNITY, THE CONTINUING GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY ACTION BASED

UPON FRAUD, NEGLIGENCE, BREACH OF CONTRACT, WASTE, INTENTIONAL TORT OR NEGLIGENT TORT, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AND AGREES THAT SUCH ACTION SHALL BE TRIED BY THE COURT ONLY. BORROWER FURTHER AGREES TO EXECUTE AND TO FILE WITH ANY COURT IN WHICH ANY SUCH ACTION IS COMMENCED, ANY DOCUMENTS OR INSTRUMENTS NECESSARY TO EVIDENCE OR TO EFFECTUATE THIS WAIVER OF TRIAL BY JURY

        Borrower has initialed this Section 7.22 to further indicate its awareness and acceptance of each and every provision hereof.

         -----------------------
         Borrower's Initials





                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed as of the date first above written.

LENDER:

GRAND PACIFIC FINANCING CORPORATION,
a California corporation


By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Its:
     ------------------------------------------------


Address:

1255 Corporate Center Drive, Suite PH10
Monterey Park, California 91754



BORROWER:

MENDOCINO BREWING COMPANY, INC.,
a California corporation

By:-----------------------------
Name: Yashpal Singh
Its: President

Address:

1601 Airport Road
Ukiah, California 95482
Attention: Yashpal Singh, President

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Real property in the City of Ukiah, County of Mendodno, State of California, described as follows:

All that real property situated in Lot 73 of the Yokayo Rancho, Mendocino County, State of California, more particularly described as follows:

Commencing at a city monument marking the intersection of Commerce Drive and Airport Park Boulevard as shown on a map flied in Map Case 2, Drawer 47, Page 24, Mendocino County Records; thence South 10(degree) 38' 41" East 3197.18 feet to a 1/2 inch pipe with a plastic plug stamped L.S. 4873 and the point of beginning; thence from a tangent that bears North 85(degree) 49' 29" East along a curve to the right with a radius of 264.00 feet, a central angle of 91(degree) 43' 34" and an arc length of 422.64 feet to a 1/2 inch pipe with a plastic plug stamped L.S. 4873; thence South 02(degree) 26' 58" East, 162.56 feet to a 1/2 Inch pipe with a plastic plug stamped L.S. 4873; thence South 69(degree) 12' 24" West, 627.94 feet to a 1/2 inch pipe with a plastic plug stamped LS. 4873 on the Easterly line of the Northwestern Pacific Railroad property; thence North 20(degree) 4T 36" West (Record North 21(degree) 32' 30" West) along the said Easterly line, 582.11 feet to a 1/2 inch pipe with a plastic plug stamped L.S. 4873; thence leaving the said Easterly line from a tangent that bears North 73(degree) 13' 23" East along a curve to the right with a radius of 2334.00 feet, a central angle of 12(degree) 36' 05" and an arc length of 513.33 feet to the point of beginning.

(Being the same parcel of land as shown as Parcel 1 on the Parcel Map of Minor Subdivision No. 95-21 flied June 29, 1995 in the office of the recorder of said County in Map Case 2, Drawer 61, Pages 37 and 38)

Together with a parcel of land beginning at a 1/2 Inch pipe with a plastic plug stamped LS. 4873 at the Southwest corner of the hereinabove described parcel of land, said point of beginning being on the Easterly line of said Northwestern Pacific Railroad; thence along the Southerly One of said hereinabove described parcel of land North 69(degree) 12' 24" East 310.00 feet; thence along a line which is parallel with the Easterly line of said railroad South 20(degree) 47' 36" East 140.52 feet; thence parallel with the Southerly line of said hereinabove described parcel of land South 69(degree) 12' 24" West 310.00 feet to the Easterly line of said railroad; thence along said Easterly line North 20(degree) 47' 36" West 140.52 feet to the point of beginning.

                                  SCHEDULE 2.8


Borrower owed overdue taxes, including penalties and interest, on the Property for the period from April 1999 to June 2003. On July 31, 2003, Borrower entered into a payment plan to settle these issues. Borrower will pay all remaining amounts owed pursuant to such settlement, prior to or during Loan Closing.